UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 27, 2010

(Date of earliest event reported)

MOTRICITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue Northeast, Suite 800

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

(425) 957-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

MOTRICITY, INC.

FORM 8-K

Item 8.01.	Other Events.

As previously disclosed by Motricity, Inc. (the “Company”) in the Quarterly Report on Form 10-Q that it filed August 6, 2010 with the Securities and Exchange Commission, on August 4, 2010, the Company entered into a Stipulation of Class Action Settlement (the “Settlement”) in the action titled Scott Williams, et al, individually and on behalf of a class of similarly situated individuals v. Motricity, Inc., et al, that, if approved by the Circuit Court of Cook County in Illinois (the “Court”), would result in settlement and dismissal of the action.

On August 27, 2010, the Court preliminarily approved the Settlement. The expected costs associated with the Settlement are consistent with the relevant estimates for litigation and settlement costs used in the preparation of the Company’s financial statements and disclosed projections and the Company does not expect that the Settlement will have an adverse impact on its business. Consequently, the company does not expect that the Settlement will have a material impact to the Company’s reported financial results.

On August 27, 2010, the Company issued a press release announcing the preliminary approval of the Settlement. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press release dated August 27, 2010, issued by Motricity, Inc.

Forward-looking statements:

This current report on Form 8-K contains certain statements, including the statement regarding the Company’s belief regarding economic terms of the Agreement, that are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance that the forward-looking statements contained herein will prove to be accurate. The Company undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise. The following uncertainties and factors, among others, could affect the Company’s future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements: (i) the number of users accessing the Company’s services; (ii) the Company’s expectations regarding the Company’s revenues, expenses and operations and the Company’s ability to achieve and sustain profitability; (iii) the Company’s anticipated cash needs and the Company’s estimates regarding the Company’s capital requirements; (iv) the Company’s ability to expand the Company’s customer base and relationships with wireless carriers and content and application providers; (v) the Company’s ability to expand its service offerings; (vi) the Company’s anticipated growth strategies and the Company’s sources of new revenues; (vii) unanticipated trends and challenges in the Company’s business and the markets in which the Company operates; and (viii) the Company’s ability to recruit and retain qualified employees and staff the Company’s operations appropriately.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTRICITY, INC. (Registrant)

August 30, 2010	By:	/s/ Richard E. Leigh, Jr.
(Date)		Richard E. Leigh, Jr. Senior Vice President, General Counsel and Corporate Secretary